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                                                                   EXHIBIT 10.47






                    EIGHTH AMENDMENT TO MANAGEMENT AGREEMENT


         THIS EIGHTH AMENDMENT TO MANAGEMENT AGREEMENT (the "Eighth Amendment") is entered into as of this 9th day of March, 1999, by and between Silverleaf Club, a Texas non-profit corporation, f/k/a Master Club, f/k/a Master Endless Escape Club ("Silverleaf Club"), and Silverleaf Resorts, Inc., a Texas corporation, f/k/a Silverleaf Vacation Club, Inc., f/k/a Ascension Capital Corporation, successor by merger to Ascension Resorts, Ltd. ("Manager").


                                    RECITALS

         WHEREAS, Silverleaf Club and Manager entered into that certain Management Agreement dated as of the 28th day of March, 1990 (the "Management Agreement"), for purposes of establishing certain management services to be provided by Manager to Silverleaf Club and certain resorts, as designated in the Management Agreement; and

         WHEREAS, on December 28, 1993, Silverleaf Club and Manager executed that certain First Amendment to Management Agreement effective as of January 1, 1993 (the "First Amendment") to modify the compensation payable to Manager under the Management Agreement and to amend certain other provisions of the Management Agreement; and

         WHEREAS, on December 31, 1997, Silverleaf Club and Manager executed that certain Second Amendment to Management Agreement (the "Second Amendment") to provide for the addition of two (2) additional Resorts to be subject to the Management Agreement; and

         WHEREAS, on December 31, 1997, Silverleaf Club and Manager executed that certain Third Amendment to Management Agreement (the "Third Amendment") to provide for the addition of the New Units at Oak N'Spruce Resort, to be subject to the Management Agreement; and

         WHEREAS, on December 3, 1998, Silverleaf Club and Manager executed that certain Fourth Amendment to Management Agreement (the "Fourth Amendment") to make Manager responsible for the administration and management of all Units at Oak N'Spruce Resort, not just the New Units; and

         WHEREAS, on January 20, 1999, Silverleaf Club and Manager executed that certain Fifth Amendment to Management Agreement (the "Fifth Amendment") to provide for Apple Mountain Resort located in Habersham County, Georgia to be subject to the Management Agreement; and

         WHEREAS, on January 20, 1999, Silverleaf Club and Manager executed that certain Sixth Amendment to Management Agreement (the "Sixth Amendment") to provide for Silverleaf's Seaside Resort located in Galveston County, Texas to be subject to the Management Agreement; and

         WHEREAS, on January 20, 1999, Silverleaf Club and Manager executed that certain Seventh Amendment to Management Agreement (the "Seventh Amendment") to provide for Beech Mountain Resort located in Luzerne County, Pennsylvania to be subject to the Management Agreement; and

         WHEREAS, Silverleaf Club and Manager now desire to further amend the Management Agreement to extend the term of the Management Agreement;





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         NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars
($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Silverleaf Club and Manager hereby agree as follows:

         A. Paragraph 9 of the Management Agreement shall be amended to provide for an extension of the ten (10) year term of the Management Agreement for an additional ten (10) year term beginning on the current date of expiration of the Management Agreement, i.e., March 28, 2000, and continuing through and including March 27, 2010. All other provisions of Paragraph 9 of the Management Agreement shall remain the same.

         B. Except as expressly amended hereby, the original terms and conditions of the Management Agreement, the First Amendment, Second Amendment, Third Amendment Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment are hereby ratified and confirmed by Silverleaf Club and Manager. This Eighth Amendment inures to the benefit, and is binding upon, the Silverleaf Club and Manager and their respective successors, legal representatives, and assigns.

         C. This Eighth Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and all such counterparts shall be deemed one and the same instrument.

         EXECUTED the 9th day of March, 1999.

                              SILVERLEAF CLUB:


                              SILVERLEAF CLUB, a Texas non-profit corporation

                              By:  /s/ ROBERT G. LEVY
                                   ---------------------------------------------
                              Name: Robert G.Levy
                                    --------------------------------------------
                              Its:  President
                                    --------------------------------------------



                              MANAGER:

                              SILVERLEAF RESORTS, INC., a Texas corporation


                              By:  /s/ HARVEY J. WHITE JR.
                                   ---------------------------------------------
                              Name:  Harvey J. White Jr.
                                     -------------------------------------------
                              Its:   Vice President & CFO
                                     -------------------------------------------




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